EXHIBIT 10.15



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First Union National Bank
PA5039
620 Brandywine Parkway
West Chester, Pennsylvania 19380
610 918-8100



March 17, 1999

Mr. Craig Carra
Surgical Laser Technologies, Inc.
   And Subsidiaries
147 Keystone Drive
Montgomeryville, PA 18936

Dear Mr. Carra:

We are pleased to inform you that First Union National Bank has reaffirmed and extended until May 31, 1999 the $2,535,000 line of credit availability to Surgical Laser Technologies, Inc. and Subsidiaries under the terms and conditions set forth in the letter dated November 5, 1997.

Sincerely,

/s/Stephanie S. Hanlon
---------------------------
Vice President



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